PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2021
PROPERTY AND EQUIPMENT, NET
PROPERTY AND EQUIPMENT, NET

5     PROPERTY AND EQUIPMENT, NET

Property and equipment consist of the following:

	December 31,
	2020	2021
	RMB	RMB
Office buildings	285,867	169,761
Furniture	48,253	43,061
Office equipment	409,682	393,561
Leasehold improvements	243,407	247,652
Total property and equipment	987,209	854,035
Less: accumulated depreciation	522,719	554,594
Property and equipment, net	464,490	299,441

The office building with a carrying value of RMB95,291 as of December 31, 2021 has been pledged for the Company’s short-term bank loans (see note 8).

Depreciation expense for property and equipment was allocated to the following:

	Year Ended December 31,
	2019	2020	2021
	RMB	RMB	RMB
Cost of revenues	150,188	132,898	93,503
Selling and marketing expenses	19,303	18,137	11,999
General and administrative expenses	22,314	18,867	15,345
Research and development expenses	733	1,354	913
Total	192,538	171,256	121,760